UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

VICON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New York	001-7939	11-2160665
(State of Incorporation or	(Commission File Number)	(IRS Employer
Organization)		Identification No.)

135 Fell Court, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 952-2288
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2016, the Board of Directors of Vicon Industries, Inc. approved a change in John M. Badke’s title to Chief Executive Officer from Interim Chief Executive Officer, and an increase in Mr. Badke’s annual base salary to $225,000 per annum for serving as the Company Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2016

VICON INDUSTRIES, INC.

By: /s/ John M. Badke
John M. Badke
Chief Executive Officer and
Chief Financial Officer